For the fiscal year ended November 30, 1999.
File number 811-03175


                        SUB-ITEM 77-O

                          EXHIBITS


     Transactions Effected Pursuant to Rule
10f-3

I.   Prudential Sector Fund, Inc. - Prudential Utility Fund

1.   Name of Issuer
     Azurix

2.   Date of Purchase
     6/9/1999

3.   Number of Securities Purchased
     2,000,000

4.   Dollar Amount of Purchase
     $38,000,000

5.   Price Per Unit
     $19.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Merrill Lynch

7.   Other Members of the Underwriting Syndicate:

     Merrill Lynch, Pierce, Fenner & Smith
Incorporated
     Credit Suisse First Boston Corporation
     Donaldson, Lufkin & Jenrette Securities
Corporation
     PaineWebber Incorporated
     BT Alex, Brown Incorporated
     Banc of America Securities LLC

     CIBC World Markets Corp.
     Dresdner Kleinwort Benson North America
     A.G. Edwards & Sons, Inc.
     Lazard Freres & Co. LLC
     Morgan Stanley & Co. Incorporated
     Prudential Securities Incorporated
     Salomon Smith Barney Inc.
     Sanders Morris Mundy
     Schroder & Co. Inc.
     Warburg Dillon Read LLC

     Blackford Securities Corp.
     Blaylock & Partners, L.P.
     J.C. Bradford & Co.
     Cazenova Incorporated
     Fahnestock & Co. Inc.
     First Analysis Securities Corporation
     First Union Capital Markets Corp.
     Gruntal & Co., LLC
     Hanifen, Imhoff Inc.
     Harrris Webb & Garrison, Inc.
     Janncy Montgomery Scott Inc.
     Edward D. Jones & Co., L.P.
     Legg Mason Wood Walker, Incorporated
     McDonald Investments Inc.
     Muriel Sicbert & Co, Inc.
     Needham & Company, Inc.
     Neuberger Berman, LLC
     Ragen MacKenzie Incorporated
     Raymond James & Associates, Inc.
     Scott & Stringfellow, Inc.
     Stifel, Nicolaus & Company, Incorporated
     Tucker Anthony Cleary Gull
     Utendahl Capital Partners, L.P.















II.  Prudential Sector Fund, Inc. -
Prudential Health Sciences Fund

1.   Name of Issuer
     BioMarin Pharmaceutical Inc.

2.   Date of Purchase
     7/22/1999

3.   Number of Securities Purchased
     75,000

4.   Dollar Amount of Purchase
     $975,000

5.   Price Per Unit
     $13.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     U.S. Bancorp Piper Jaffrey

7.   Other Members of the Underwriting Syndicate:

     U.S. Bancorp Piper Jaffray Inc.
     Bank J. Vontobel & Co AG
     Schroders & Co. Inc.
     Leerink Swann & Company
     Banc of America Securities LLC
     BancBoston Robertson Stephens Inc.
     CIBC Oppenheimer Corp.
     A.G. Edwards & Sons, Inc.
     Lehman Brothers Inc.
     Prudential Securities Incorporated
     SG Cowen Securities Corporation
     EVEREN Securities, Inc.
     Janney Montgomery Scott Inc.
     Legg Mason Wood Walker, Incorporated
     Stephens Inc.
            First Security Van Kesper






IIIa.     Prudential Sector Fund, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Ravisent Technologies.

2.   Date of Purchase
     7/15/1999

3.   Number of Securities Purchased
     2,000

4.   Dollar Amount of Purchase
     $24,000

5.   Price Per Unit
     $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Bear Sterns

7.   Other Members of the Underwriting Syndicate:

     Bear, Sterns & Co.Inc.

     SG Cowen Securities Corporation
     Volpe Brown Whelan & Company, LLC

     Banc of America Securities LLC
     BancBoston Robertson Stephens Inc.
     Deutsche Bank Securities Inc.
     Donaldson, Lutkin & Jenrette Securities
Corporation
     Hambrecht & Quist LLC
     ING Barings Furman Selz LLC
     Merill Lynch, Pierce, Fenner & Smith
Incorporated
     Morgan Stanley & Co. Incorporated
     J.P. Morgan Securities Inc.
     Prudential Securities Incorporated
     Warburg Dillon Read LLC

     Advest, Inc.
     Gerard Kaluer Mattison & Co., Inc.
     Janney Montgomery Scott Inc.
            Legg Mason  Wood Walker,
Incorporated
     Needham & Company, Inc.
     Northeast Securities, Inc.
     Pacific Crest Securities Inc.
     Parker/Hunter Incorporated
     Pennsylvania Merchant Group
     Preferred Capital Markets, Inc.
     Raymond James & Associates, Inc.
     SoundView Technology Group, Inc.
     Stanford Group Company





































IIIb.     Prudential Sector Fund, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Engage Technologies Inc.

2.   Date of Purchase
     7/19/1999

3.   Number of Securities Purchased
     2,000

4.   Dollar Amount of Purchase
     $30,000

5.   Price Per Unit
     $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Goldman Sachs

7.   Other Members of the Underwriting Syndicate:

     Goldman, Sachs and Co.
     Bear, Sterns & Co. Inc.
     Hambrecht & Quist LLC

     Deutsche Bank Securities Inc.
     Donaldson, Lutkin & Jenrette Securities
Corporation
     Prudential Securities Incorporated

     Allen & Company Incorporated
     Dain Rauscher Wessels
     First Albany Corporation
     Legg Mason  Wood Walker, Incorporated
     SoundView Technology Group, Inc.
     Wit Capital Corporation








IIIc.     Prudential Sector Fund, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Voyager.Net

2.   Date of Purchase
     7/21/1999

3.   Number of Securities Purchased
     18,800

4.   Dollar Amount of Purchase
     $282,000

5.   Price Per Unit
     $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     DLJ

7.   Other Members of the Underwriting Syndicate:

     Donaldson, Lutkin & Jenrette Securities
Corporation
     First Union Capital Markets Corp.
     CIBC World Markets
     DLJ direct, Inc.

     Kercheville & Company Inc.
            Bear, Sterns & Co. Inc.
     J.C. Bradford & Co.
     Coburn & Meredith Inc.
     Deutsche Bank Securities Inc.
     A.G. Edwards & Sons, Inc.
     Everen Securities, Inc.
     Fahnestock & Co. Inc.
     Fac/Equities
     FIA Capital Group, Inc.
     Finbro Management  S.A.
     Hoak Breedlove Wesneski & co.
     Ing Barings
     Jefferies & Company
     Ladenburg Thalmann & Co. Inc.
            Lebenthal & Co. Inc.
     Legg Mason  Wood Walker, Incorporated
     Lisco/Private Ledger Financial Services
     McDonald Investments Inc.
     Merrill Lynch, Pierce, Fenner & Smith
     National Commercial Bank
     Needham & Company, Inc.
     Noyes Partners Inc.
     NY Brokers Deutschland
     Brad Peery Inc.
     Prudential Securities Incorporated
     Raymond James & Associates, Inc.
     The Robinson-Humphrey Company, LLC
     Royce Investment Group, Inc.
     Salomon Smith Barney Inc.
     Sanders Morris Mundy
     Sands Brothers & Co., Ltd.
     Scott & Stringfellow, Inc.
     S.V. International
     Wasserstein Perella Securities, Inc.
     Wiley Bros.Aintree Capital, LLC


























IIId.     Prudential Sector Fund, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Art Technology Group

2.   Date of Purchase
     7/21/1999

3.   Number of Securities Purchased
     1,200

4.   Dollar Amount of Purchase
     $14,400

5.   Price Per Unit
     $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Hambrecht & Quist

7.   Other Members of the Underwriting Syndicate:

     Hambrecht & Quist
     U.S. BancCorp Piper Jaffray
     Thomas Welsel Partners
     WIT Capital Corporation

     Banc of America Sec. LLC
     Bear Steams & Co. Inc.
     PainWebber Incorporated
     Prudential Securities Incorporated
     Saloman Smith Barney Inc.
     Charles Schwab & Co., Inc.
     Adams Harkness & Hill, Inc.
     Advest, Inc.
     Dain Rauscher Wessels
     First Union Capital Markets
     Moors and Cabot, Inc.
     Morgan Keegan & Company, Inc.
     Pacific Crest Securities




IIIe.     Prudential Sector Fund, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Aironet

2.   Date of Purchase
     7/29/1999

3.   Number of Securities Purchased
     700
4.   Dollar Amount of Purchase
     $7,700

5.   Price Per Unit
     $11.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Dain Rauscher Inc.

7.   Other Members of the Underwriting Syndicate:

     Dain Rauscher Wessels

     Prudential Securities Incorporated
     CIBC Oppenheimer Corp.

     BancBoston Robertson Stephens Inc.
     Goldman, Sachs & Co.
     Hambrecht & Quist LLC
     Merrill Lynch, Pierce, Fenner & Smith
Incorporated
     Morgan Stanley & Co. Incorporated
     Salomon Smith Barney Inc.

     William Blair & Company, LLC
     Tucker Anthony Cleary Gull
     McDonald Investments Inc.
     Needham & Company, Inc.
     U.S. Bancorp Piper Jafffray Inc.
     C.E. Untergerg. Towbin





IIIf.     Prudential Sector Fund, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Insweb

2.   Date of Purchase
     7/22/1999

3.   Number of Securities Purchased
     1,500

4.   Dollar Amount of Purchase
     $25,500

5.   Price Per Unit
     $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Goldman Sachs

7.   Other Members of the Underwriting Syndicate:

     Goldman, Sachs & Co.
     Bancboston Robertson Stephens Inc.
     E*OFFERING Corp.



















IIIg.     Prudential Sector Fund, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     NovaMed Eyecare, Inc.

2.   Date of Purchase
     7/22/1999

3.   Number of Securities Purchased
     3,800

4.   Dollar Amount of Purchase
     $30,400

5.   Price Per Unit
     $8.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     DLJ

7.   Other Members of the Underwriting Syndicate:

     Donaldson, Lufkin & Jenrette Securities
Corporation
     Hambrecht & Quist LLC
     William Blair & Company, LLC
     DLJdirect Inc.


















IIIh.     Prudential Sector Fund, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Quotesmith.com

2.   Date of Purchase
     8/3/1999

3.   Number of Securities Purchased
     1,300

4.   Dollar Amount of Purchase
     $14,300

5.   Price Per Unit
     $11.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Hambrecht & Quist

7.   Other Members of the Underwriting Syndicate:

     Hambrecht & Quist LLC
     PaineWebber Incorporated
     ABN Amro Incorporated
     Charles Schwab & Co., Inc.
     Banc of America Sec. LLC
     Bear Stearns & Co. Inc.
     Deutsche Banc Alex. Brown
     Donaldson, Lufkin & Jenrette Securities
Corp.
     ING Barings LLC
     Prudential Securities Incorporated
     William Blair & Co.
     First Analysis Securities Corporation
     Fox-Pitt, Kelton Inc.
     John G. Kinnard and company,
Incorporated
     Legg Mason Wood Walker Inc.
     Needham & Co. Inc.
     Stephens Inc.
     U.S. BancCorp Piper Jafray
     B.C. Ziegler and Company



IIIi.     Prudential Sector Fund, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Fairchild Semiconductor Intl., Inc.

2.   Date of Purchase
     8/3/1999

3.   Number of Securities Purchased
     2,600

4.   Dollar Amount of Purchase
     $48,100

5.   Price Per Unit
     $18.50

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     First Boston

Other Members of the Underwriting Syndicate

     Credit Suisse First Boston Corporation
     Salomon Smith Barney Inc.
     BancBoston Robertson Stephens Inc.
     Deutsche bank Securities, Inc.


















IIIj.     Prudential Sector Fund, Inc. -
Prudential Technology Fund

1.   Name of Issuer
     Internet Capital Group

2.   Date of Purchase
     8/4/1999

3.   Number of Securities Purchased
     42,000

4.   Dollar Amount of Purchase
     $504,000

5.   Price Per Unit
     $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Merrill Lynch

Other Members of the Underwriting Syndicate

     Merrill Lynch, Pierce, Fenner & Smith
Incorporated
     BancBoston Robertson Stephens Inc.
     Deutsche Bank Securities Inc.
     Banc of America Securities LLC
     Wit Capital Corporation

     Adams, Harkness & Hill, Inc.
     First Union Capital Markets Corp.
     Hambrecht & Quist LLC
     Lehman Brothers Inc.
     J.P. Morgan Securities Inc.
     Pennsylvania Merchant Group Ltd.
     Prudential Securities Incorporated
     Volpe Brown Whelan & Company, LLC
     E*OFFERING Corp.

     William Blair & Company, LLC
     Broadmark Capital Corporation
     First Montauk Securities Corp.
     Janney Montgomery Scott Inc.
     Pryor, McClendon, Counts & Co., Inc.
     Scott & Stringfellow, Inc.
     Tucker Anthony Cleary Gull
     Utendahl Capital Partners, L.P.
     H.C. Wainwright & Co., Inc.
















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